UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 16, 2005
LEAR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State or other jurisdiction of incorporation)	1-11311 (Commission File Number)	13-3386776 (IRS Employer Identification Number)

21557 Telegraph Road, Southfield, MI (Address of principal executive offices)	48034 (Zip Code)
(248) 447-1500
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
On August 16, 2005, Lear Corporation delivered a letter to the Chief Executive Officer of Collins & Aikman Corporation (“Collins & Aikman”) in connection with Collins & Aikman’s ongoing bankruptcy proceedings. A copy of the letter is attached hereto as Exhibit 99.1 and incorporated herein by reference.
The information contained in Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Section 9 — Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits.
(c)  Exhibits
99.1	Letter dated August 16, 2005 from Lear Corporation to Collins & Aikman Corporation, furnished herewith.

SIGNATURE
Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEAR CORPORATION, a Delaware corporation
Date: August 16, 2005	By:	/s/ Daniel A. Ninivaggi
	Name:	Daniel A. Ninivaggi
	Title:	Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
99.1	Letter dated August 16, 2005 from Lear Corporation to Collins & Aikman Corporation, furnished herewith.

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